September 14, 2020

BNY MELLON ADVANTAGE FUNDS, INC.

BNY Mellon Sustainable Balanced Fund

Supplement to Current Summary Prospectus and Prospectus

Effective October 26, 2020, the following information will supersede and replace the information contained in the third paragraph in "Portfolio Management" in the summary prospectus and "Fund Summary – Portfolio Management" in the prospectus:

Paul Benson, CFA, CAIA and Nancy Rogers, CFA are the fund's primary portfolio managers for the portion of the fund's assets allocated to Mellon Investments Corporation (Mellon), positions they have held since April 2019.  Mr. Benson is a managing director and head of fixed income efficient beta at Mellon.  Ms. Rogers is a director and head of fixed income index portfolio management at Mellon.

Effective October 26, 2020, the following information will supersede and replace the sixth paragraph in "Fund Details – Management" in the prospectus:

Paul Benson, CFA, CAIA and Nancy Rogers, CFA are the fund's primary portfolio managers for the portion of the fund's assets allocated to Mellon, positions they have held since April 2019.  Mr. Benson is a managing director and head of fixed income efficient beta at Mellon.  He has been employed by Mellon or a predecessor firm of Mellon since 2005.  Ms. Rogers is a director and head of fixed income index portfolio management at Mellon.  She has been employed by Mellon or a predecessor firm of Mellon since 1987.

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